                                                           Exhibit 24.0



                          GARDNER DENVER, INC.

                       ANNUAL REPORT ON FORM 10-K

                     POWER OF ATTORNEY OF DIRECTORS



The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1998 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

     Executed at   Atlanta  ,    Georgia   this   2nd  day of March 1999.
                 -----------  ------------      -------






                          /s/Thomas M. McKenna
                          ----------------------------------
                          Thomas M. McKenna

                                                           Exhibit 24.0



                          GARDNER DENVER, INC.

                       ANNUAL REPORT ON FORM 10-K

                     POWER OF ATTORNEY OF DIRECTORS



The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1998 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

     Executed at   Atlanta  ,    Georgia   this   2nd  day of March 1999.
                 -----------  ------------      -------






                                    /s/Alan E. Riedel
                                    -------------------
                                    Alan E. Riedel

                                                           Exhibit 24.0



                          GARDNER DENVER, INC.

                       ANNUAL REPORT ON FORM 10-K

                     POWER OF ATTORNEY OF DIRECTORS



The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1998 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

     Executed at   Atlanta  ,    Georgia   this   2nd  day of March 1999.
                 -----------  ------------      -------






                          /s/Michael J. Sebastian
                          -------------------------------------------
                          Michael J. Sebastian

                                                           Exhibit 24.0



                          GARDNER DENVER, INC.

                       ANNUAL REPORT ON FORM 10-K

                     POWER OF ATTORNEY OF DIRECTORS



The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1998 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

     Executed at   Atlanta  ,    Georgia   this   2nd  day of March 1999.
                 -----------  ------------      -------






                               /s/Donald G. Barger, Jr.
                               ------------------------------------
                               Donald G. Barger, Jr.

                                                           Exhibit 24.0



                           GARDNER DENVER, INC.

                       ANNUAL REPORT ON FORM 10-K

                     POWER OF ATTORNEY OF DIRECTORS



The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1998 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

     Executed at   Atlanta  ,    Georgia   this   2nd  day of March 1999.
                 -----------  ------------      -------






                                         /s/Frank J. Hansen
                                         ------------------
                                         Frank J. Hansen

                                                           Exhibit 24.0



                          GARDNER DENVER, INC.

                       ANNUAL REPORT ON FORM 10-K

                     POWER OF ATTORNEY OF DIRECTORS



The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1998 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

     Executed at   Atlanta  ,    Georgia   this   2nd  day of March 1999.
                 -----------  ------------      -------






                                    /s/Richard L. Thompson
                                    --------------------------------
                                    Richard L. Thompson

                                                           Exhibit 24.0



                          GARDNER DENVER, INC.

                       ANNUAL REPORT ON FORM 10-K

                     POWER OF ATTORNEY OF DIRECTORS



The undersigned, a director of Gardner Denver, Inc., a Delaware corporation (the "Company"), which anticipates filing with the Securities and Exchange Commission (the "Commission") under the provisions of the Exchange Act of 1934 (the "Act") an Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1998 (together with any and all subsequent amendments) does hereby constitute and appoint Ross J. Centanni and Helen W. Cornell, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to execute and file on behalf of the undersigned, in his capacity as a director of the Company, the Annual Report and any and all other documents to be filed with the Commission pertaining to the Annual Report with full power and authority to do and perform any and all acts and things whatsoever required or necessary to be done in the premises, as fully as to all intents and purposes as he could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and any such substitution.

     Executed at   Atlanta  ,    Georgia   this   2nd  day of March 1999.
                 -----------  ------------      -------






                               /s/Raymond R. Hipp
                               --------------------------------
                               Raymond R. Hipp